UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 13, 2005

BRIGHT HORIZONS FAMILY SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24699	62-1742957

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Talcott Avenue South Watertown, Massachusetts	02472

(Address of Principal Executive Offices)	(Zip Code)

(617) 673-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

     On June 13, 2005, the Bright Horizons Family Solutions, Inc. 401(k) Plan (the “Plan”) dismissed its independent registered public accounting firm, Morrison, Brown, Argiz & Farra, LLP. On that same date, the Plan engaged the services of Gray, Gray & Gray, LLP as its new independent registered public accounting firm for its fiscal year ended December 31, 2004. Bright Horizons Children’s Centers, Inc. (“BHCC”), a wholly-owned subsidiary of Bright Horizons Family Solutions, Inc. (the “Company”), is the administrator of the Plan, and BHCC’s Board of Directors authorized the dismissal of Morrison, Brown, Argiz & Farra, LLP and the engagement of Gray, Gray & Gray, LLP.

     The audit reports of Morrison, Brown, Argiz & Farra, LLP on the financial statements of the Plan as of and for the fiscal years ended December 31, 2003 and December 31, 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the audits of the two most recent fiscal years of the Plan ended December 31, 2003, and in the subsequent interim period through the date of dismissal, there were no disagreements between the Plan and Morrison, Brown, Argiz & Farra, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Morrison, Brown, Argiz & Farra, LLP’s satisfaction, would have caused Morrison, Brown, Argiz & Farra, LLP to make reference to the subject matter of the disagreement in its report, and there were no reportable events described under Item 304(a)(1)(v) of Regulation S-K. A letter from Morrison, Brown, Argiz & Farra, LLP is attached hereto as Exhibit 16.1 indicating whether it agrees with the above disclosures.

     In deciding to select Gray, Gray & Gray, LLP, BHCC’s Board of Directors reviewed auditor independence issues and existing commercial relationships with Gray, Gray & Gray, LLP and concluded that Gray, Gray & Gray, LLP has no commercial relationship with the Plan or with BHCC or the Company that would impair its independence.

     During the two most recent fiscal years of the Plan ended December 31, 2003, and the subsequent interim period through the date of dismissal, the Plan did not consult with Gray, Gray & Gray, LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 16.1	Letter from Morrison, Brown, Argiz & Farra, LLP dated June 13, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHT HORIZONS FAMILY SOLUTIONS, INC.
By:	/s/ Elizabeth J. Boland
Elizabeth J. Boland
Chief Financial Officer

Date: June 13, 2005

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Morrison, Brown, Argiz & Farra, LLP dated June 13, 2005.